EQ ADVISORS TRUST - ALL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED AUGUST 1, 2010 TO THE PROSPECTUS DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates certain information contained in the above-referenced Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2010, as supplemented. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding (1) changes in Underlying Portfolios in which the All Asset Allocation Portfolio (“Portfolio”) may invest; (2) changes to the contractual fee the Portfolio pays AXA Equitable for administrative services to the Portfolio; and (3) information about changes to the Portfolio’s distribution arrangements.

Information about Additional Underlying Portfolios

Effective August 1, 2010, the following Underlying Portfolios are added to the section of the Prospectus “More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs – Investment Strategies – Underlying Portfolios and Underlying ETFs – Investment Grade Bond”:

ATM Core Bond Portfolio

ATM Government Bond Portfolio

Information About Additional Investment Strategies

In the section of the Prospectus entitled “More Information About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs – Additional Strategies – Cash and Short Term Investments,” the following is added:

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies – Underlying Portfolios and Underlying ETFs.”

Information About the Administrative Services Fees of the Portfolio

Effective August 1, 2010, the second paragraph in the “Management of the Trust - Management Fees” section of the Prospectus is deleted and replaced with the following:

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable a contractual fee at an annual rate of 0.150% of the average daily net assets of the Portfolio, plus an additional $32,500 for the Portfolio. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolio’s may have a positive or negative effect on its revenues and/or profits.

Information About the Portfolio’s Distribution Arrangements

Effective August 1, 2010, the second paragraph in the “Fund Distribution Arrangements” section of the Prospectus relating to the maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is deleted and replaced with the following:

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the co-distributors for promoting, selling and servicing shares of the Portfolio. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

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